ETF OPPORTUNITIES TRUST

REX FANG & INNOVATION EQUITY PREMIUM INCOME ETF (FEPI)

(the “Fund”)

Supplement dated September 8, 2023

to the Prospectus and the Statement of Additional Information (“SAI”) dated September 1, 2023

The first sentence under the section titled “Purchase and Sale of Fund Shares” of the “Fund Summary” section of the Prospectus is hereby deleted and replaced with the following information:

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 shares known as “Creation Units.”

The first sentence in the sixth paragraph under the section titled “How to Buy and Sell Shares” of the Prospectus is hereby deleted and replaced with the following information:

APs may acquire shares directly from each Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 25,000 shares.

The first sentence in the third paragraph under the section titled “The Trust - General” of the SAI is hereby deleted and replaced with the following information:

The Fund will issue and redeem Shares at net asset value (“NAV”) in aggregations of at least 25,000 Shares (each a “Creation Unit”).

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This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-844-802-4004.